Exhibit (h)(6)(i)

SCHEDULE A

TO THE FUND ACCOUNTING AGREEMENT

BETWEEN PROFUNDS AND CITI FUND SERVICES, OHIO, INC. AND

BETWEEN ACCESS ONE TRUST AND CITI FUND SERVICES, OHIO, INC.

AS OF SEPTEMBER 19, 2007

PROFUNDS:

Short Basic Materials ProFund
Airlines UltraSector ProFund	Short Biotechnology ProFund
Asia 30 ProFund	Short Broad Market ProFund
Banks UltraSector ProFund	Short Consumer Goods ProFund
Basic Materials UltraSector ProFund	Short Consumer Services ProFund
Bear ProFund	Short Crude Oil ProFund
Biotechnology UltraSector ProFund	Short Dividend Equities ProFund
Broad Market ProFund	Short Dow 30 ProFund
Bull ProFund	Short EqualOTC ProFund
Consumer Goods UltraSector ProFund	Short Europe 30 ProFund
Consumer Services UltraSector ProFund	Short Financials ProFund
Dividend Equities ProFund	Short Gold Commodity ProFund
Dow 30 ProFund	Short Health Care ProFund
EqualOTC ProFund	Short Industrials ProFund
Europe 30 ProFund	Short International ProFund
Falling U.S. Dollar ProFund	Short Mid-Cap ProFund
Financials UltraSector ProFund	Short Natural Gas ProFund
Health Care UltraSector ProFund	Short Oil & Gas ProFund
Industrials UltraSector ProFund	Short Oil Equipment, Services & Distribution ProFund
International ProFund	Short OTC ProFund
Internet UltraSector ProFund	Short Precious Metals ProFund
Large-Cap Growth ProFund	Short Real Estate ProFund
Large-Cap Value ProFund	Short Small-Cap ProFund
Leisure Goods UltraSector ProFund	Short Technology ProFund
Mid-Cap Growth ProFund	Short Telecommunications ProFund
Mid-Cap ProFund	Short Transportation ProFund
Mid-Cap Value ProFund	Short Utilities ProFund
Mobile Telecommunications UltraSector ProFund	Small-Cap Growth ProFund
Money Market ProFund	Small-Cap ProFund
Oil & Gas UltraSector ProFund	Small-Cap Value ProFund
Oil Equipment, Services & Distribution UltraSector ProFund	Technology UltraSector ProFund
OTC ProFund	Telecommunications UltraSector ProFund
Pharmaceuticals UltraSector ProFund	Transportation UltraSector ProFund
Precious Metals UltraSector ProFund	U.S. Government 10 ProFund
Real Estate UltraSector ProFund	U.S. Government 30 ProFund
Rising Rates Opportunity 10 ProFund	U.S. Government Plus ProFund
Rising Rates Opportunity ProFund	UltraBear ProFund
Rising U.S. Dollar ProFund	UltraBull ProFund
Semiconductor UltraSector ProFund	UltraCrude Oil ProFund
Short Asia ProFund	UltraDow 30 ProFund

UltraEmerging Markets ProFund

UltraGold Commodity ProFund

UltraInternational ProFund

UltraJapan ProFund

UltraLatin America ProFund

UltraMid-Cap ProFund

UltraNatural Gas ProFund

UltraOTC ProFund

UltraShort Dow 30 ProFund

UltraShort Emerging Markets ProFund

UltraShort International ProFund

UltraShort Japan ProFund UltraShort Latin America ProFund UltraShort Mid-Cap ProFund UltraShort OTC ProFund UltraShort Small-Cap ProFund UltraSmall-Cap ProFund Utilities UltraSector ProFund

PROFUNDS VP:

ProFund VP Airlines

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Broad Market

ProFund VP Bull

ProFund VP Bull Plus

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Crude Oil

ProFund VP Dividend Equities

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP EqualOTC

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Gold Commodity

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Leisure Goods

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Mobile Telecommunications

ProFund VP Money Market

ProFund VP Natural Gas

ProFund VP Natural Resources

ProFund VP Oil & Gas

ProFund VP Oil Equipment, Services & Distribution

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Rising U.S. Dollar ProFund

ProFund VP Semiconductor

ProFund VP Short Asia

ProFund VP Short Basic Materials

ProFund VP Short Biotechnology

ProFund VP Short Broad Market

ProFund VP Short Consumer Goods

ProFund VP Short Consumer Services

ProFund VP Short Crude Oil

ProFund VP Short Dividend Equities

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short EqualOTC

ProFund VP Short Europe 30

ProFund VP Short Financials

ProFund VP Short Gold Commodity

ProFund VP Short Health Care

ProFund VP Short Industrials

ProFund VP Short International

ProFund VP Short Japan

ProFund VP Short Mid-Cap

ProFund VP Short Natural Gas

ProFund VP Short Oil & Gas

ProFund VP Short Oil Equipment, Services & Distribution

ProFund VP Short OTC

ProFund VP Short Precious Metals

ProFund VP Short Real Estate

ProFund VP Short Small-Cap

ProFund VP Short Technology

ProFund VP Short Telecommunications

ProFund VP Short Transportation

ProFund VP Short Utilities

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Transportation UltraSector

ProFund VP U.S. Government 10

ProFund VP U.S. Government Plus

ProFund VP UltraBear

ProFund VP UltraBull

ProFund VP UltraDow 30

ProFund VP UltraEurope

ProFund VP UltraInternational

ProFund VP UltraLatin America

ProFund VP UltraMid-Cap

ProFund VP UltraOTC

ProFund VP UltraShort Dow 30

ProFund VP UltraShort International

ProFund VP UltraShort Japan

ProFund VP UltraShort Latin America

ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort OTC

ProFund VP UltraShort Small-Cap

ProFund VP UltraSmall-Cap

ProFund VP Utilities

ACCESS ONE TRUST:

Access Flex High Yield Fund

Access Flex Bear High Yield Fund

Access Commodity Fund

Access Bear Commodity Fund

ACCESS ONE TRUST VP:

Access VP High Yield Fund

Access VP Bear High Yield Fund

PROFUNDS

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg Title: President

ACCESS ONE TRUST

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg Title: President

CITI FUND SERVICES, OHIO, INC.

By:	/s/ Fred Naddaff
Name: Fred Naddaff Title: President